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                                   EXHIBIT 4


                PRELIMINARY COPY DATED ___________ ____, 1997
                               FOR REVIEW ONLY



                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                      OF

                      UTAH RESOURCES INTERNATIONAL, INC.

         The undersigned, revoking any proxy heretofore given, hereby appoints John Fife, who holds the power to appoint a substitute, proxy of the undersigned, with full power of substitution, with respect to all of the shares of common stock of Utah Resources International, Inc. in which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Utah Resources, International, Inc., to be held on _____________ ___, 1997, and any adjournment thereof.

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


1 PROPOSAL:               APPROVAL OF AMENDMENT TO THE COMPANY'S
                          ARTICLES OF INCORPORATION TO EFFECT THE
                          REVERSE SPLIT

                          [ ] FOR          [ ] AGAINST              [ ] ABSTAIN



                          THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTER SPECIFICALLY REFERRED TO ABOVE.


2 PROPOSAL:               ELECTION OF FIVE DIRECTORS TO HOLD OFFICE UNTIL
                          THE NEXT ANNUAL MEETING



  [ ]   FOR all nominees listed below (except as marked [ ] WITHHOLD AUTHORITY to
        to the contrary below)                              vote for all nominees listed below)


    John Fife, David Fife, Lyle Hurd, Mark G. Jones and Stuart B. Peterson

 (Instruction:  To withhold authority to vote for any individual nominee write that nominee's name on the line provided below)
________________________________________________________________________________

                                     -62-

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                 THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO
                 SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED ABOVE.

3 PROPOSAL:      AMEND ARTICLE II, SECTION 1 OF THE COMPANY'S BY-LAWS
                 REGARDING ANNUAL MEETING DATE


                 [ ] FOR          [ ] AGAINST              [ ] ABSTAIN

                 THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTER SPECIFICALLY REFERRED TO ABOVE.


4 PROPOSAL:      MARK TECHNOLOGIES CORPORATION PROPOSALS

                 A)      APPOINT A SPECIAL SHAREHOLDERS LEGAL AFFAIRS
                         COMMITTEE

                 [ ] FOR          [ ] AGAINST              [ ] ABSTAIN

                 THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED
                 AGAINST THE MATTER SPECIFICALLY REFERRED TO ABOVE.

                 B)      CAUSE THE COMPANY TO EFFECT A $4.00 PER SHARE
                         TENDER OFFER

                 [ ] FOR          [ ] AGAINST              [ ] ABSTAIN

                 THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED
                 AGAINST THE MATTER SPECIFICALLY REFERRED TO ABOVE.

                 C)      APPOINT A SPECIAL SHAREHOLDERS FIDUCIARY DUTY COMMITTEE

                 [ ] FOR          [ ] AGAINST              [ ] ABSTAIN

                 THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE MATTER SPECIFICALLY REFERRED TO ABOVE.

                                                   Dated ____________ ____, 1997


___________________________                          ___________________________
Print Name                                           Signature

                                     -63-


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____________________________                   ____________________________
Print Name                                     Signature

____________________________                   ____________________________
(Number of Shares                              Title
  Held of Record)

         Please sign as name appears to the left. If stock is registered in the name of two or more persons, each should sign. Executors, attorneys, corporate officers, administrators and trustees should add their titles.



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